UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

JUPITER NEUROSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41265	47-4828381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504 Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

(561) 406-6154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 31, 2022, Jupiter Neurosciences, Inc. (the “Company”) entered into a Master Services Agreement (the “MSA”) with Titan Advisory Services LLC (“Titan”) pursuant to which Titan agreed to provide certain services to the Company. The MSA provides that the specific services (the “Services”) will be described in separate Scopes of Works (each, a “SOW”) which will constitute a part of the MSA. Such Services, which commenced on January 1, 2023, were to be provided by Saleem Elmasri, and include Mr. Elmasri serving as the Chief Financial Officer of the Company.

The MSA originally provided for payment by the Company to Titan of a monthly fee in the amount of $25,000 (amounting to an aggregate annual fee of $300,000) and that the Company would issue to Mr. Elmasri certain securities as provided in the MSA. On January 31, 2023, the parties to the MSA agreed to reduce the monthly fee due to Titan to $20,000 per month until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000. On December 18, 2023, the parties agreed to reduce the monthly fee due to Titan to $5,000 per month, effective retrospectively to October 1, 2023, until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000 (the “Reduction Period”). The parties agreed that upon expiration of the Reduction Period, the base salary would be adjusted to be 105% the original base salary.

On December 17, 2024, pursuant to a SOW (the “December 2024 SOW”) executed by the Company and Titan, the parties agreed that the Company would pay to Tian a monthly fee in the amount of $20,000 (amounting to an aggregate annual fee of $240,000) for the 2025 calendar year. In addition, Titan is eligible for cash bonuses and additional equity compensation, at the Company’s discretion.

The foregoing summary of the December 2024 SOW is qualified in its entirety by reference to the full text of the December 2024 SOW, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Scope of Work, dated December 17, 2024, by and between Jupiter Neurosciences, Inc. and Titan Advisory Services LLC.
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

Dated: December 20, 2024	By:	/s/ Christer Rosén
Christer Rosén
Chief Executive Officer